UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 10, 2020

Hines Global REIT, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 10, 2020, Hines Global REIT Riverside Center, LLC, a subsidiary of Hines Global REIT, Inc. (“Hines Global”), sold Riverside Center to ARE-MA Region No. 76, LLC (the “Purchaser”). The Purchaser is not affiliated with Hines Global or its affiliates.

The contract sales price for Riverside Center was approximately $235.0 million, exclusive of transaction costs and closing prorations.

Item 9.01 Financial Statements and Exhibits.

(a) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference.

Hines Global REIT, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2019 and the Year Ended December 31, 2018
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

January 16, 2020	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer and Treasurer

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On January 10, 2020, Hines Global REIT Riverside Center, LLC, a subsidiary of Hines Global REIT, Inc. (“Hines Global” or the “Company”), sold Riverside Center to ARE-MA Region No. 76, LLC (the “Purchaser”). The contract sales price for Riverside Center was approximately $235.0 million, exclusive of transaction costs and closing prorations. The Purchaser is not affiliated with Hines Global or its affiliates.

The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of Riverside Center, including the receipt of proceeds from the sale, as well as the effect of the dispositions of Fiege Mega Centre, the Harder Logistics Portfolio, Simon Hegele Logistics (collectively, the “German Logistics Properties”), 818 Bourke Street, 100 Brookes Street, 825 Ann Street, 465 Victoria Avenue (collectively the “Australia Portfolio”), the Campus at Playa Vista, five logistics facilities located in Warsaw, Katowice, and Wroclaw, Poland (collectively, the “Poland Logistics Portfolio”), 550 Terry Francois, and The Summit. In our opinion, all material adjustments necessary to reflect the effect of the above transaction have been made.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2019
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the disposition of Riverside Center, as well as the effect of the disposition of The Summit, had occurred as of September 30, 2019. This unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2019. This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed this transaction on September 30, 2019, nor does it purport to represent our future financial position.

	As of September 30, 2019 (a)	Adjustments for the disposition of Riverside Center		Prior Dispositions Pro Forma Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$78,387	$222,233	(b)	$579,296	(e)	$879,916
Tenant and other receivables, net	11	—		—		11
Other assets	665	—		—		665
Assets held for sale	1,931,883	(178,303)	(c)	(399,987)	(f)	1,353,593
Total assets	$2,010,946	$43,930		$179,309		$2,234,185
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$2,284	$—		$—		$2,284
Due to affiliates	2,715	2,350	(c)	7,560	(f)	12,625
Liabilities associated with assets held for sale	994,521	(13,393)	(c)	(67,534)	(f)	913,594
Total liabilities	999,520	(11,043)		(59,974)		928,503

Commitments and Contingencies	—	—		—		—

Equity:
Stockholders’ equity:
Preferred shares, $.001 par value; 500,000 preferred shares authorized, none issued or outstanding as of September 30, 2019	—	—		—		—
Common shares, $.001 par value; 1,500,000 common shares authorized as of September 30, 2019; 267,073 issued and outstanding as of September 30, 2019	264	—		—		264
Additional paid-in capital	2,388,673	—		—		2,388,673
Accumulated distributions in excess of earnings	(1,242,046)	54,973	(d)	239,283	(g)	(947,790)
Accumulated other comprehensive income (loss)	(136,014)	—		—		(136,014)
Total stockholders’ equity	1,010,877	54,973		239,283		1,305,133
Noncontrolling interests	549	—		—		549
Total equity	1,011,426	54,973		239,283		1,305,682
Total liabilities and equity	$2,010,946	$43,930		$179,309		$2,234,185

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2019
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of Riverside Center, including the receipt of proceeds from the sale, as well as the effect of the disposition of The Summit and 550 Terry Francois, had occurred as of January 1, 2018. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2019. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed these transactions on January 1, 2018, nor does it purport to represent our future operations.

	Nine Months Ended September 30, 2019 (a)	Adjustments for the disposition of Riverside Center (b)	Prior Dispositions Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$136,708	$(15,101)	$(19,709)	$101,898
Other revenue	6,806	(737)	(4,277)	1,792
Total revenues	143,514	(15,838)	(23,986)	103,690
Expenses:
Property operating expenses	36,765	(4,097)	(3,647)	29,021
Real property taxes	19,440	(2,451)	(2,259)	14,730
Property management fees	3,575	(382)	(659)	2,534
Depreciation and amortization	30,553	(3,177)	(5,100)	22,276
Asset management and acquisition fees	20,015	(2,455)	(6,933)	10,627
General and administrative expenses	6,359	—	—	6,359
Impairment losses	85,251	—	—	85,251
Total expenses	201,958	(12,562)	(18,598)	170,798
Other income (expenses):
Gain (loss) on derivative instruments	(126)	—	—	(126)
Gain (loss) on sale of real estate investments	190,921	—	—	190,921
Foreign currency gains (losses)	(2,659)	—	—	(2,659)
Interest expense	(22,391)	—	—	(22,391)
Other income (expenses)	1,430	—	(66)	1,364
Income (loss) before benefit (provision) for income taxes	108,731	(3,276)	(5,454)	100,001
Benefit (provision) for income taxes	(1,020)	—	—	(1,020)
Benefit (provision) for income taxes related to sale of real estate	—	—	—	—
Net income (loss)	107,711	(3,276)	(5,454)	98,981
Net (income) loss attributable to noncontrolling interests	(44)	—	—	(44)
Net income (loss) attributable to common stockholders	$107,667	$(3,276)	$(5,454)	$98,937
Basic and diluted income (loss) per common share:	$0.41	$—	$—	$0.37
Weighted average number of common shares outstanding	264,613	—	—	264,613

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of Riverside Center, including the receipt of the proceeds from the sale, as well as the effect of the dispositions of The Summit, 550 Terry Francois, the Poland Logistics Portfolio, the Australia Portfolio, the Campus at Playa Vista and the German Logistics Properties, had occurred as of January 1, 2018. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2018. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed these transactions on January 1, 2018, nor does it purport to represent our future operations.

	Year Ended December 31, 2018 (a)	Adjustments for the disposition of Riverside Center (b)	Prior Dispositions Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$292,066	$(18,552)	$(105,691)	$167,823
Other revenue	16,799	(1,071)	(11,903)	3,825
Total revenues	308,865	(19,623)	(117,594)	171,648
Expenses:
Property operating expenses	73,821	(5,290)	(23,549)	44,982
Real property taxes	38,387	(3,111)	(11,221)	24,055
Property management fees	6,928	(504)	(3,148)	3,276
Depreciation and amortization	106,432	(5,580)	(37,083)	63,769
Asset management and acquisition fees	34,332	(3,274)	(18,482)	12,576
General and administrative expenses	10,473	—	—	10,473
Impairment losses	19,180	—	—	19,180
Total expenses	289,553	(17,759)	(93,483)	178,311
Other income (expenses):
Gain (loss) on derivative instruments	2,158	—	—	2,158
Gain (loss) on sale of real estate investments	541,401	—	—	541,401
Foreign currency gains (losses)	(7,650)	—	3,436	(4,214)
Interest expense	(56,700)	—	21,870	(34,830)
Other income (expenses)	1,546	—	(577)	969
Income (loss) before benefit (provision) for income taxes	500,067	(1,864)	618	498,821
Benefit (provision) for income taxes	(12,220)	—	12,677	457
Provision for income taxes related to sale of real estate	(22,846)	—	22,846	—
Net income (loss)	465,001	(1,864)	36,141	499,278
Net (income) loss attributable to noncontrolling interests	(10,219)	—	—	(10,219)
Net income (loss) attributable to common stockholders	$454,782	$(1,864)	$36,141	$489,059
Basic and diluted income (loss) per common share:	$1.68	$—	$—	$1.80
Weighted average number of common shares outstanding	271,458	—	—	271,458

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019

(a)	Reflects the Company's historical Condensed Consolidated Balance Sheet as of September 30, 2019.

(b)	Reflects the proceeds received from the sale of Riverside Center.

(c)	Amounts represent the adjustments necessary to remove the assets and liabilities associated with Riverside Center, and to add liabilities incurred due to the sale of the property.

(d)	Reflects the adjustments related to the disposition of Riverside Center and the gain on sale.

(e)	Reflects the proceeds received from the sale of The Summit in December 2019, less any cash on hand at The Summit as of September 30, 2019.

(f)	Amounts represent the adjustments necessary to remove the assets and liabilities associated with The Summit, and to add liabilities incurred due to the sale of The Summit.

(g)	Reflects the adjustments related to the disposition of The Summit and the gain on sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2019

(a)	Reflects the Company's historical Condensed Consolidated Statement of Operations for the nine months ended September 30, 2019.

(b)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of Riverside Center, including property operating expenses, property taxes, management fees, depreciation and amortization, and asset management and acquisition fees associated with Riverside Center. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

(c)
Reflects the Company’s disposition of The Summit and 550 Terry Francois. Amounts represent the adjustments necessary to remove the historical revenues and expenses of The Summit and 550 Terry Francois, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, and other income and expenses associated with The Summit and 550 Terry Francois. Such adjustments exclude the effect of the gain on sale, as these are non-recurring transactions.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018

(a)	Reflects the Company's historical Condensed Consolidated Statement of Operations for the year ended December 31, 2018.

(b)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of Riverside Center, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees associated with Riverside Center. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

(c)
Reflects the Company’s disposition of The Summit, 550 Terry Francois, the Poland Logistics Portfolio, the Australia Portfolio, the Campus at Playa Vista and the German Logistics Properties. Amounts represent the adjustments necessary to remove the historical revenues and expenses of The Summit, 550 Terry Francois, the Poland Logistics Portfolio, the Australia Portfolio, the Campus at Playa Vista and the German Logistics Properties, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, adjustments to add back losses realized on foreign currency, interest expense, other income and expenses, benefit (provision) for income taxes and provision for income taxes related to sale of real estate associated with these dispositions. Such adjustments exclude the effect of the gain on sale, as these are non-recurring transactions.